ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation

Supplement dated October 19, 2017 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), and the Prospectus (Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus and SAI.

Effective immediately, David E. Kuenzi of AlphaSimplex Group, LLC will replace Robert W. Sinnott as a Portfolio Manager for the Portfolio. Andrew W. Lo, Alexander D. Healy, Peter A. Lee and Philippe P. Lüdi will continue to serve as portfolio managers for the Portfolio.

To reflect this change, the Trust’s Prospectus, and SAI, and the Portfolio’s Summary Prospectus are hereby revised as follows:

I.	All references to Robert W. Sinnott are hereby removed.

II.	The table in the section of the Prospectus relating to the Portfolio entitled “Summary: AST Academic Strategies Asset Allocation - Management of the Portfolio” and the section of the Summary Prospectus entitled “Management of the Portfolio” are hereby revised by deleting the information regarding Robert W. Sinnott and adding the following information with respect to David E. Kuenzi:
Subadviser	Portfolio Managers	Title	Service Date
AlphaSimplex Group, LLC	David E. Kuenzi	Portfolio Manager	October 2017

III.	The following hereby replaces the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Academic Strategies Asset Allocation Portfolio- AlphaSimplex: Hedge Fund Replication Segment”:

David E. Kuenzi joined AlphaSimplex in 2016 and currently serves as Senior Research Scientist, focusing on the development of new trading strategies, hedge fund replication, and global markets and macro analysis.  Prior to joining AlphaSimplex, Mr. Kuenzi worked at Aurora Investment Management, LLC.  Mr. Kuenzi received a BA from Western Michigan University, an MFA from the University of Iowa, and an MS in Financial Mathematics from the University of Chicago.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by deleting in its entirety the information regarding Robert W. Sinnott and adding the following information with respect to the Portfolio:

Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
AlphaSimplex Group, LLC	David E. Kuenzi	1/$1,460,613,000	N/A	N/A	None

* Information is as of September 30, 2017.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

241SUP1